CONFIDENTIAL

EXHIBIT 10.30.2

AMENDMENT V

to the SCHEDULE 1 between the Institute of Biological, Environmental and Rural Sciences (“IBERS”) of Aberystwyth University and Ceres, Inc. (“CERES”) and dated April 1, 2007, as amended (“Schedule 1”).

WHEREAS, IBERS and CERES entered into Schedule 1 on April 1, 2007;

WHEREAS, Schedule 1 as amended, covers research and development activities until March 31, 2016;

WHEREAS, the Parties have discussed and agreed upon certain revisions to Ceres’ contributions in the framework of the LINK Collaboration Agreement;

WHEREAS, IBERS and CERES consequently further wish to amend Schedule 1, as set forth hereinafter.

NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and of other good and valuable consideration, the Parties have agreed and do hereby agree as follows:

1. The Parties agree that, notwithstanding the provisions of Attachment A/2012 revision LINK, as of April 1, 2014, Ceres’ in kind contribution will be such as may be jointly defined in writing from time to time by the Parties.

2. The Parties agree that the following text will be deleted from Attachment B/2012 revision/LINK:

•	April 1, 2014 – March 31, 2015: £[***] (GBP)

•	April 1, 2015 – March 31, 2016: £[***] (GBP)

3. The Parties agree that, as between the Parties, the provisions of this Agreement shall prevail over the provisions of the LINK Collaboration Agreement.

4. This Amendment V is effective as of the latest signature date below.

5. For the remainder, Schedule 1 remains unchanged and this Amendment V shall form an integral part thereof.

Page 1 of 2 Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

CONFIDENTIAL

Made in two (2) copies.

ABERYSTWYTH UNIVERSITY CERES, INC.		CERES, INC.

By:	/s/ Emyr Reynolds	By:	/s/ Jeff Gwyn
Name:	Emyr Reynolds	Name:	Jeff Gwyn
Title:	Head of Research Grants	Title:	Vice President, Breeding and
Genomics
Date:	13/09/20	Date:	9/20/13

		By:	/s/ Richard Hamilton

		Name:	Richard Hamilton
		Title:	Chief Executive Officer
		Date:	9/20/13

Page 2 of 2